UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 29, 2019
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 ELEVATE CREDIT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (817) 928-1500
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.
On April 29, 2019, Elevate Credit, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2019. The full text of the press release, along with the slide presentation to be used during the earnings call on April 29, 2019, are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 29, 2019.
99.2	Presentation slides for earnings call on April 29, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.
Date:	April 29, 2019	By:	/s/ Christopher Lutes
Christopher Lutes
Chief Financial Officer